                                                                    Exhibit 99.1

                         Pure Guar India Private Limited

                          (A Development Stage Company)

                                  May 31, 2013

                        Index to the Financial Statements

                                    Contents

                                                                         Page(s)
                                                                         -------

Report of Independent Registered Public Accounting Firm.................   F-2

Balance Sheet at May 31, 2013...........................................   F-3

Statement of Operations for the Period from February 19, 2013 (Inception)
through May 31, 2013 ...................................................   F-4

Statement of Stockholders' Equity (Deficit) for the Period from
February 19, 2013 (Inception) through May 31, 2013 .....................   F-5

Statement of Cash Flows for the Period from February 19, 2013 (Inception)
through May 31, 2013....................................................   F-6

Notes to the Financial Statements.......................................   F-7

                                      F-1
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Pure Guar India Private Limited
(A Development Stage Company)
New Delhi, India

We have  audited  the  accompanying  balance  sheet of Pure Guar  India  Private
Limited, a development stage company, (the "Company") as of May 31, 2013 and the related statements of operations,  stockholders' equity (deficit) and cash flows for the period from February 19, 2013  (inception)  through May 31, 2013.  These financial  statements are the  responsibility of the Company's  management.  Our responsibility  is to express an opinion on these financial  statements based on our audit.

We conducted  our audit in accordance  with the standards of the Public  Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements  are free of material  misstatement.  The Company is not  required to have,  nor were we engaged to perform,  an audit of its  internal  control  over financial reporting.  Our audit included  consideration of internal control over financial  reporting  as  a  basis  for  designing  audit  procedures  that  are appropriate  in the  circumstances,  but not for the  purpose of  expressing  an opinion on the  effectiveness  of the Company's  internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a  test  basis,  evidence  supporting  the  amounts  and  disclosures  in the financial statements. An audit also includes assessing the accounting principles used and  significant  estimates made by  management,  as well as evaluating the overall financial statement  presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion,  the financial  statements  referred to above present fairly, in all material respects,  the financial position of the Company as of May 31, 2013 and the  results  of its  operations  and its cash  flows  for the  period  from
February 19, 2013 (inception) through May 31, 2013 in conformity with accounting principles generally accepted in the United States of America.

The  accompanying  financial  statements  have been  prepared  assuming that the
Company  will  continue  as a  going  concern.  As  discussed  in  Note 3 to the
financial  statements,   the  Company  had  a  deficit  accumulated  during  the
development  stage at May 31,  2013,  a net loss and net cash used in  operating activities  for the period from  February 19, 2013  (inception)  through May 31,
2013.  These factors  raise  substantial  doubt about the  Company's  ability to continue as a going concern.  Management's plans in regards to these matters are also  described  in  Note  3.  The  financial  statements  do  not  include  any adjustments that might result from the outcome of this uncertainty.

/s/ Li and Company, PC
-----------------------------------
Li and Company, PC

Skillman, New Jersey
July 17, 2013

                                      F-2
                         Pure Guar India Private Limited
                          (A Development Stage Company)
                                  Balance Sheet

                                                                    May 31, 2013
                                                                    ------------
ASSETS

Current assets
  Cash                                                               $    1,915
  Prepaid agricultural costs                                             11,453
  Prepaid harvest                                                        32,030
  Prepaid land lease                                                     68,634
  Cultivation                                                             1,125
                                                                     ----------

      Total current assets                                              115,157
                                                                     ----------

      TOTAL ASSETS                                                   $  115,157
                                                                     ==========

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
  Accrued expenses                                                   $    1,125
  Advances payable                                                      132,675
                                                                     ----------

      Total current liabilities                                         133,800
                                                                     ----------

      Total Liabilities                                                 133,800
                                                                     ----------
Stockholders' deficit
  Common stock: par value $0.1826: 50,000 shares authorized;
   10,000 shares issued and outstanding                                   1,826
  Deficit accumulated during the development stage                      (20,469)
                                                                     ----------

      Total stockholders' deficit                                       (18,643)
                                                                     ----------

      TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                    $  115,157
                                                                     ==========

               See accompanying notes to the financial statements.

                                      F-3
                         Pure Guar India Private Limited
                          (A Development Stage Company)
                             Statement of Operations

                                                             For the Period from
                                                              February 19, 2013
                                                             (inception) through
                                                                 May 31, 2013
                                                                 ------------

Revenues                                                          $       --
                                                                  ----------
Operating expenses
  Salaries                                                             4,718
  Land lease expense                                                  13,727
  General and administrative                                           2,024
                                                                  ----------

      Total operating expenses                                        20,469
                                                                  ----------

Loss before income tax provision                                     (20,469)

Income tax provision                                                      --
                                                                  ----------

Net loss                                                          $  (20,469)
                                                                  ==========
Net loss per common share:
 - Basic and diluted                                              $    (2.05)
                                                                  ==========
Weighted average common shares outstanding
  - basic and diluted                                                 10,000
                                                                  ==========

               See accompanying notes to the financial statements.

                                      F-4
                         Pure Guar India Private Limited
                          (A Development Stage Company)
                   Statement of Stockholders' Equity (Deficit)
     For the Period from February 19, 2013 (Inception) through May 31, 2013

                                                            Common Stock,             Deficit
                                                         Par Value $0.1826          Accumulated       Total
                                                       ----------------------        during the   Stockholders'
                                                       Number of                    Development      Equity
                                                        Shares         Amount          Stage        (Deficit)
                                                        ------         ------          -----        ---------

Balance, February 19, 2013 (inception)                       --       $     --       $     --       $     --

Shares issued for cash at par on February 19, 2013       10,000          1,826             --          1,826

Net loss                                                                              (20,469)       (20,469)
                                                       --------       --------       --------       --------

Balance, May 31, 2013                                    10,000       $  1,826       $(20,469)      $(18,643)
                                                       ========       ========       ========       ========

               See accompanying notes to the financial statements.

                                      F-5
                         Pure Guar India Private Limited
                          (A Development Stage Company)
                             Statement of Cash Flows

                                                             For the Period from
                                                              February 19, 2013
                                                             (inception) through
                                                                 May 31, 2013
                                                                 ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                        $  (20,469)
  Adjustments to reconcile net loss to net cash
   used in operating activities:
     Changes in operating assets and liabilities:
       Prepaid agricultural costs                                    (11,453)
       Prepaid harvest                                               (32,030)
       Prepaid land lease                                            (68,634)
       Cultivation                                                    (1,125)
       Accounts payable                                                1,125
                                                                  ----------

Net cash used in operating activities                               (132,586)
                                                                  ----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Advances                                                           132,675
  Proceeds from sale of common stock                                   1,826
                                                                  ----------

Net cash provided by financing activities                            134,501
                                                                  ----------

Net change in cash                                                     1,915

Cash, beginning of period                                                 --
                                                                  ----------

Cash, end of period                                               $    1,915
                                                                  ==========

Supplemental disclosure of cash flows information:
  Interest paid                                                   $       --
                                                                  ==========
  Income tax paid                                                 $       --
                                                                  ==========

               See accompanying notes to the financial statements.

                                      F-6
                         Pure Guar India Private Limited
                          (A Development Stage Company)
                                  May 31, 2013
                        Notes to the Financial Statements

NOTE 1 - ORGANIZATION AND OPERATIONS

PURE GUAR INDIA PRIVATE LIMITED

Pure Guar India Private  Limited  ("Pure"),  a development  stage  company,  was incorporated  on  February  19,  2013  under  the laws of India to engage in any lawful  business or activity for which  corporations  may be organized under the laws of India.  Pure intends to engage in the  cultivation  and sale of the guar bean in India.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The  Company's  financial  statements  have been  prepared  in  accordance  with accounting  principles generally accepted in the United States of America ("U.S.
GAAP").

DEVELOPMENT STAGE COMPANY

The Company is a development  stage  company as defined by section  915-10-20 of the FASB  Accounting  Standards  Codification.  The  Company  is still  devoting substantially  all of its efforts on  establishing  the business and its planned principal operations have not commenced.  All losses accumulated since inception have been considered as part of the Company's development stage activities.

USE OF ESTIMATES AND ASSUMPTIONS

The  preparation of financial  statements in conformity  with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and  liabilities  and disclosure of contingent  assets and liabilities at the date of the financial  statements and the reporting  amounts of revenues and expenses during the reporting period.

The Company's  significant  estimates and assumptions  include the fair value of financial  instruments;  income tax rate,  income tax  provision,  deferred  tax assets and valuation  allowance of deferred tax assets;  the carrying  value and recoverability  of  long-lived  assets,  including  the  values  assigned  to an estimated useful lives of website  development costs and the assumption that the
Company  will be a going  concern.  Those  significant  accounting  estimates or assumptions bear the risk of change due to the fact that there are uncertainties attached to those estimates or assumptions, and certain estimates or assumptions are difficult to measure or value.

Management  bases  its  estimates  on  historical   experience  and  on  various
assumptions  that are  believed to be  reasonable  in relation to the  financial statements taken as a whole under the  circumstances,  the results of which form the  basis  for  making  judgments  about the  carrying  values  of  assets  and liabilities that are not readily apparent from other sources.

Management  regularly  evaluates the key factors and assumptions used to develop the estimates utilizing currently  available  information,  changes in facts and circumstances,  historical  experience  and reasonable  assumptions.  After such evaluations, if deemed appropriate, those estimates are adjusted accordingly.

Actual results could differ from those estimates.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company follows  paragraph  825-10-50-10  of the FASB  Accounting  Standards
Codification for disclosures  about fair value of its financial  instruments and has adopted paragraph 820-10-35-37 of the FASB Accounting Standards Codification
("Paragraph   820-10-35-37")   to  measure  the  fair  value  of  its  financial
instruments.   Paragraph   820-10-35-37   of  the  FASB   Accounting   Standards
Codification  establishes  a framework  for  measuring  fair value in  generally

                                      F-7
accepted accounting  principles (GAAP), and expands disclosures about fair value
measurements.   To  increase   consistency  and   comparability  in  fair  value
measurements  and  related  disclosures,  paragraph  820-10-35-37  of  the  FASB
Accounting  Standards  Codification  establishes  a fair value  hierarchy  which prioritizes  the inputs to valuation  techniques used to measure fair value into three (3) broad levels.  The fair value hierarchy gives the highest  priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest  priority to  unobservable  inputs.  The three (3) levels of fair value  hierarchy  defined  by  paragraph  820-10-35-37  of the  FASB  Accounting
Standards Codification are described below:

Level 1   Quoted market prices  available in active markets for identical assets or liabilities as of the reporting date.

Level 2   Pricing inputs other than quoted prices in active markets  included in
          Level 1, which are either directly or indirectly  observable as of the reporting date.

Level 3   Pricing  inputs  that  are  generally  observable  inputs  and  not corroborated by market data.

Financial  assets are  considered  Level 3 when their fair values are determined using pricing models,  discounted cash flow  methodologies or similar techniques and at least one significant model assumption or input is unobservable.

The  fair  value  hierarchy   gives  the  highest   priority  to  quoted  prices
(unadjusted)  in active  markets for  identical  assets or  liabilities  and the lowest  priority  to  unobservable  inputs.  If the inputs  used to measure  the financial  assets and  liabilities  fall  within  more than one level  described above, the categorization is based on the lowest level input that is significant to the fair value measurement of the instrument.

The carrying amounts of the Company's financial assets and liabilities,  such as cash, prepaid expenses, accounts payable and accrued expenses, approximate their fair values because of the short maturity of these instruments.

Transactions  involving  related parties cannot be presumed to be carried out on an arm's-length basis, as the requisite  conditions of competitive,  free-market dealings may not exist. Representations about transactions with related parties, if made, shall not imply that the related party transactions were consummated on terms equivalent to those that prevail in arm's-length  transactions unless such representations can be substantiated.

It is not,  however,  practical  to  determine  the fair value of advances  from stockholders, if any, due to their related party nature.

FISCAL YEAR-END

The Company elected May 31 as its fiscal year ending date.

CASH EQUIVALENTS

The Company  considers all highly liquid  investments  with  maturities of three months or less at the time of purchase to be cash equivalents.

LEASES

Lease  agreements are evaluated to determine  whether they are capital leases or operating leases in accordance with paragraph 840-10-25-1 of the FASB Accounting
Standards Codification ("Paragraph 840-10-25-1").  When substantially all of the risks and benefits of property  ownership have been  transferred to the Company, as  determined  by the test  criteria in Paragraph  840-10-25-1,  the lease then qualifies as a capital lease. Capital lease assets are depreciated on a straight line method,  over the capital lease assets  estimated  useful lives  consistent

                                      F-8
with the  Company's  normal  depreciation  policy  for  tangible  fixed  assets.
Interest  charges are  expensed  over the period of the lease in relation to the carrying value of the capital lease obligation.

Rent  expense  for  operating  leases,  which  may  include  free  rent or fixed escalation  amounts in addition to minimum  lease  payments,  is recognized on a straight-line basis over the duration of each lease term.

RELATED PARTIES

The  Company  follows   subtopic   850-10  of  the  FASB  Accounting   Standards
Codification for the identification of related parties and disclosure of related party transactions.

Pursuant to section  850-10-20 the related  parties include a) affiliates of the
Company;  b) entities for which  investments in their equity securities would be required,  absent the  election  of the fair value  option  under the Fair Value
Option Subsection of section 825-10-15, to be accounted for by the equity method by the investing entity; c) trusts for the benefit of employees, such as pension and  profit-sharing  trusts  that are  managed  by or under the  trusteeship  of management; d) principal owners of the Company; e) management of the Company; f)
other  parties  with which the  Company  may deal if one party  controls  or can significantly  influence the management or operating policies of the other to an extent  that one of the  transacting  parties  might  be  prevented  from  fully pursuing its own separate interests; and g. other parties that can significantly influence the  management or operating  policies of the  transacting  parties or that  have an  ownership  interest  in one of the  transacting  parties  and can significantly  influence  the  other  to an  extent  that  one  or  more  of the transacting  parties  might be  prevented  from fully  pursuing its own separate interests.

The financial  statements  shall include  disclosures of material  related party transactions,  other than compensation  arrangements,  expense  allowances,  and other similar items in the ordinary course of business.  However,  disclosure of transactions  that are eliminated in the preparation of consolidated or combined financial statements is not required in those statements.  The disclosures shall include: a) the nature of the relationship(s)  involved; b) a description of the transactions, including transactions to which no amounts or nominal amounts were ascribed, for each of the periods for which income statements are presented, and such other  information  deemed  necessary to an understanding of the effects of the  transactions  on  the  financial  statements;  c)  the  dollar  amounts  of transactions  for each of the periods for which income  statements are presented and the effects of any change in the method of establishing  the terms from that used in the preceding  period;  and d. amounts due from or to related parties as of the date of each balance sheet presented and, if not otherwise apparent,  the terms and manner of settlement.

COMMITMENTS AND CONTINGENCIES

The  Company  follows   subtopic   450-20  of  the  FASB  Accounting   Standards
Codification  to report  accounting for  contingencies.  Certain  conditions may exist as of the date the consolidated financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future  events  occur or fail to occur.  The Company  assesses  such  contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing  loss  contingencies  related to legal  proceedings  that are  pending against the Company or  unasserted  claims that may result in such  proceedings, the  Company  evaluates  the  perceived  merits  of  any  legal  proceedings  or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the  liability  can be estimated,  then the estimated liability would be accrued in the Company's consolidated financial statements.  If the  assessment  indicates  that  a  potentially  material  loss

                                      F-9
contingency  is not  probable  but is  reasonably  possible,  or is probable but cannot  be  estimated,  then the  nature  of the  contingent  liability,  and an estimate of the range of possible losses, if determinable and material, would be disclosed.

Loss  contingencies  considered  remote are generally not disclosed  unless they involve guarantees, in which case the guarantees would be disclosed.  Management does not believe,  based upon  information  available  at this time,  that these matters  will  have a  material  adverse  effect on the  Company's  consolidated financial position,  results of operations or cash flows.  However,  there is no assurance  that such  matters  will not  materially  and  adversely  affect  the
Company's business, financial position, and results of operations or cash flows.

REVENUE RECOGNITION

The Company applies  paragraph  605-10-S99-1  of the FASB  Accounting  Standards
Codification for revenue recognition.  The Company recognizes revenue when it is realized or realizable and earned.  The Company  considers  revenue  realized or realizable and earned when all of the following criteria are met: (i) persuasive evidence of an  arrangement  exists,  (ii) the  product has been  shipped or the services have been  rendered to the customer,  (iii) the sales price is fixed or determinable, and (iv) collectability is reasonably assured.

INCOME TAX PROVISION

The  Company  adopted  the  provisions  of  paragraph  740-10-25-13  of the FASB
Accounting  Standards   Codification.   Paragraph   740-10-25-13.addresses   the
determination of whether tax benefits claimed or expected to be claimed on a tax
return  should  be  recorded  in  the  financial  statements.   Under  paragraph
740-10-25-13,  the Company may  recognize  the tax benefit from an uncertain tax position  only if it is more  likely  than  not that  the tax  position  will be sustained  on  examination  by the taxing  authorities,  based on the  technical merits of the position.  The tax benefits recognized in the financial statements from such a position  should be measured based on the largest benefit that has a greater than fifty  percent  (50%)  likelihood  of being  realized upon ultimate settlement.  Paragraph  740-10-25-13 also provides  guidance on  de-recognition, classification,  interest and penalties on income  taxes,  accounting in interim periods  and  requires  increased  disclosures.  The  Company  had  no  material adjustments to its liabilities for unrecognized income tax benefits according to the provisions of paragraph 740-10-25-13.

The estimated future tax effects of temporary  differences between the tax basis of assets and liabilities are reported in the accompanying  consolidated balance sheets,  as well as tax  credit  carry-backs  and  carry-forwards.  The  Company periodically  reviews the  recoverability of deferred tax assets recorded on its consolidated  balance  sheets and provides  valuation  allowances  as management deems necessary.

Management makes judgments as to the  interpretation  of the tax laws that might be  challenged  upon an audit and cause  changes to  previous  estimates  of tax
liability.   In  addition,   the  Company   operates   within   multiple  taxing
jurisdictions  and is subject to audit in these  jurisdictions.  In management's opinion,  adequate  provisions for income taxes have been made for all years. If actual  taxable income by tax  jurisdiction  varies from  estimates,  additional allowances or reversals of reserves may be necessary.

UNCERTAIN TAX POSITIONS

The Company did not take any uncertain tax positions and had no  adjustments  to unrecognized  income tax  liabilities or benefits  pursuant to the provisions of
Section 740-10-25 for the period from February 19, 2013 (inception)  through May
31, 2013.

                                      F-10
NET INCOME (LOSS) PER COMMON SHARE

Net income (loss) per common share is computed  pursuant to section 260-10-45 of the FASB Accounting Standards  Codification.  Basic net income (loss) per common share is computed by dividing net income (loss) by the weighted  average  number of shares of common  stock  outstanding  during the  period.  Diluted net income
(loss)  per common  share is  computed  by  dividing  net  income  (loss) by the weighted  average number of shares of common stock and  potentially  outstanding shares of common stock during the period to reflect the potential  dilution that could occur from common  shares  issuable  through  contingent  shares  issuance arrangement, stock options or warrants.

There were no  potentially  outstanding  dilutive  shares  for the  period  from
February 19, 2013 (inception) through May 31, 2013.

CASH FLOWS REPORTING

The Company adopted  paragraph  230-10-45-24  of the FASB  Accounting  Standards
Codification  for cash flows  reporting,  classifies  cash receipts and payments
according  to  whether  they  stem  from  operating,   investing,  or  financing
activities and provides  definitions of each category,  and uses the indirect or reconciliation  method ("Indirect method") as defined by paragraph  230-10-45-25 of the FASB  Accounting  Standards  Codification  to  report  net cash flow from operating  activities  by adjusting  net income to reconcile it to net cash flow from  operating  activities by removing the effects of (a) all deferrals of past operating  cash  receipts  and  payments  and all  accruals of  expected  future operating  cash receipts and payments and (b) all items that are included in net income that do not affect  operating  cash  receipts and  payments.  The Company reports the reporting currency  equivalent of foreign currency cash flows, using the  current  exchange  rate at the time of the cash  flows  and the  effect  of exchange  rate  changes  on cash held in foreign  currencies  is  reported  as a separate item in the reconciliation of beginning and ending balances of cash and cash  equivalents  and  separately  provides  information  about  investing  and financing  activities  not  resulting in cash receipts or payments in the period
pursuant  to   paragraph   830-230-45-1   of  the  FASB   Accounting   Standards
Codification.

SUBSEQUENT EVENTS

The Company  follows the guidance in Section  855-10-50  of the FASB  Accounting
Standards Codification for the disclosure of subsequent events. The Company will evaluate  subsequent events through the date when the financial  statements were issued.  Pursuant to ASU 2010-09 of the FASB Accounting Standards  Codification,
the Company as an SEC filer considers its financial  statements issued when they are widely distributed to users, such as through filing them on EDGAR.

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In January 2013,  the FASB issued ASU No.  2013-01,  "BALANCE SHEET (TOPIC 210):
CLARIFYING THE SCOPE OF DISCLOSURES  ABOUT OFFSETTING  ASSETS AND  LIABILITIES".
This ASU  clarifies  that the scope of ASU No.  2011-11,  "BALANCE  SHEET (TOPIC
210):  DISCLOSURES  ABOUT OFFSETTING  ASSETS AND  LIABILITIES."  applies only to
derivatives,   repurchase  agreements  and  reverse  purchase  agreements,   and
securities  borrowing and securities lending transactions that are either offset in accordance  with specific  criteria  contained in FASB  Accounting  Standards
Codification  or subject to a master netting  arrangement or similar  agreement.
The amendments in this ASU are effective for fiscal years,  and interim  periods within those years, beginning on or after January 1, 2013.

In February 2013, the FASB issued ASU No. 2013-02,  "COMPREHENSIVE INCOME (TOPIC
220):  REPORTING OF AMOUNTS  RECLASSIFIED OUT OF ACCUMULATED OTHER COMPREHENSIVE
INCOME." The ASU adds new disclosure  requirements for items reclassified out of accumulated  other  comprehensive  income by component  and their  corresponding effect on net income.  The ASU is effective for public entities for fiscal years beginning after December 15, 2013.

                                      F-11
In February 2013, the Financial  Accounting Standards Board, or FASB, issued ASU
No.  2013-04,  "LIABILITIES  (TOPIC 405):  OBLIGATIONS  RESULTING FROM JOINT AND
SEVERAL  LIABILITY  ARRANGEMENTS FOR WHICH THE TOTAL AMOUNT OF THE OBLIGATION IS
FIXED AT THE REPORTING DATE." This ASU addresses the  recognition,  measurement,
and  disclosure  of  certain  obligations   resulting  from  joint  and  several
arrangements  including debt arrangements,  other contractual  obligations,  and settled  litigation  and  judicial  rulings.  The ASU is  effective  for  public entities for fiscal years,  and interim  periods  within those years,  beginning after December 15, 2013.

In March 2013, the FASB issued ASU No. 2013-05, "FOREIGN CURRENCY MATTERS (TOPIC
830):  PARENT'S  ACCOUNTING  FOR  THE  CUMULATIVE  TRANSLATION  ADJUSTMENT  UPON
DERECOGNITION  OF  CERTAIN  SUBSIDIARIES  OR GROUPS  OF ASSETS  WITHIN A FOREIGN
ENTITY  OR OF AN  INVESTMENT  IN A  FOREIGN  ENTITY."  This  ASU  addresses  the accounting for the cumulative  translation adjustment when a parent either sells a part  or all of its  investment  in a  foreign  entity  or no  longer  holds a controlling  financial  interest  in a  subsidiary  or group of assets that is a nonprofit  activity or a business within a foreign entity. The guidance outlines the events when cumulative  translation  adjustments should be released into net income and is intended by FASB to eliminate some disparity in current accounting practice.  This ASU is effective  prospectively  for fiscal  years,  and interim periods within those years, beginning after December 15, 2013.

In  March  2013,  the  FASB  issued  ASU  2013-07,  "PRESENTATION  OF  FINANCIAL
STATEMENTS (TOPIC 205): LIQUIDATION BASIS OF ACCOUNTING." The amendments require an entity to prepare its financial  statements  using the  liquidation  basis of accounting  when  liquidation  is  imminent.  Liquidation  is imminent  when the likelihood is remote that the entity will return from liquidation and either (a)
a plan for  liquidation  is approved by the person or persons with the authority to make such a plan effective and the likelihood is remote that the execution of the plan will be blocked by other parties or (b) a plan for liquidation is being imposed by other forces (for  example,  involuntary  bankruptcy).  If a plan for liquidation was specified in the entity's governing  documents from the entity's inception  (for  example,  limited-life  entities),  the entity should apply the liquidation  basis of  accounting  only if the  approved  plan  for  liquidation differs  from the plan  for  liquidation  that  was  specified  at the  entity's inception.  The  amendments  require  financial  statements  prepared  using the liquidation  basis  of  accounting  to  present  relevant  information  about an entity's expected resources in liquidation by measuring and presenting assets at the amount of the expected  cash proceeds  from  liquidation.  The entity should include in its presentation of assets any items it had not previously recognized under  U.S.  GAAP but that it expects to either  sell in  liquidation  or use in settling liabilities (for example, trademarks). The amendments are effective for entities that determine  liquidation is imminent during annual reporting periods beginning  after  December  15, 2013,  and interim  reporting  periods  therein.
Entities  should  apply  the  requirements   prospectively  from  the  day  that
liquidation becomes imminent. Early adoption is permitted.

Management  does  not  believe  that  any  other  recently  issued,  but not yet effective accounting pronouncements, if adopted, would have a material effect on the accompanying consolidated financial statements.

NOTE 3 - GOING CONCERN

The  financial  statements  have been  prepared  assuming  that the Company will continue  as a going  concern,  which  contemplates  continuity  of  operations, realization  of assets,  and  liquidation of liabilities in the normal course of business.

As reflected in the financial statements,  the Company had a deficit accumulated during the  development  stage at May 31,  2013, a net loss and net cash used in operating  activities for the period from February 19, 2013 (inception)  through
May 31, 2013. These factors raise  substantial doubt about the Company's ability to continue as a going concern.

                                      F-12
While the Company is attempting to commence  operations  and generate  revenues, the  Company's  cash  position  may not be  significant  enough to  support  the
Company's daily operations.  Management intends to raise additional funds by way of a public or private offering.  Management believes that the actions presently being taken to further implement its business plan and generate revenues provide the  opportunity  for the  Company to  continue  as a going  concern.  While the
Company  believes in the  viability of its strategy to increase  revenues and in its  ability  to raise  additional  funds,  there can be no  assurances  to that effect.  The ability of the Company to continue as a going  concern is dependent upon the Company's  ability to further  implement its business plan and generate revenues.

The  financial  statements  do  not  include  any  adjustments  related  to  the recoverability  and  classification of recorded asset amounts or the amounts and classification  of  liabilities  that might be  necessary  should the Company be unable to continue as a going concern.

NOTE 4 - PREPAID EXPENSES

Prepaid expenses consisted of the following:

                                                                    May 31, 2013
                                                                    ------------

Prepaid agricultural costs                                           $   11,453
Prepaid harvest (a)                                                      32,030
Prepaid land lease (b)                                                   68,634
                                                                     ----------

                                                                     $  168,874
                                                                     ==========

(a)  The  Company  has paid in advance  the  seller's  estimated  portion of the harvest  revenue.  The harvest  will occur in October or  November  2013 at which time an exact amount will be determined.
(b)  The Company has prepaid a land lease that commenced April 13, 2013 and ends on April 12, 2014.  The Company is amortizing  this amount over the term of the lease.  Land lease expense was $13,727 for the period from February 19,
     2013 (inception) through May 31, 2013.

NOTE 5 - STOCKHOLDERS' EQUITY (DEFICIT)

SHARES AUTHORIZED

Upon  formation  the total number of shares of common stock which the Company is authorized to issue is Fifty  Thousand  (50,000)  shares,  par value $0.1826 per share.

COMMON STOCK

Upon  formation,  the Company  issued  10,000  shares of its common stock to two directors for cash proceeds of $1,826.

NOTE 6 - ADVANCES PAYABLE

For the period from February 19, 2013  (inception) to May 31, 2013, an unrelated third party advanced funds to the Company and paid certain bills for the company for an aggregate advance of $132,675. These advances are unsecured, non-interest bearing and due on demand.

NOTE 7 - INCOME TAX PROVISION

DEFERRED TAX ASSETS

At May 31, 2013, the Company had net operating loss ("NOL")  carry-forwards  for
Indian income tax purposes of $20,469 that may be offset  against future taxable income.  No tax benefit has been  reported  with respect to these net  operating loss carry-forwards in the accompanying financial statements because the Company

                                      F-13
believes  that the  realization  of the  Company's  net  deferred  tax assets of approximately  $6,642 was not considered  more likely than not and  accordingly, the potential tax benefits of the net loss  carry-forwards are fully offset by a full valuation allowance.

Deferred tax assets consist  primarily of the tax effect of NOL  carry-forwards.
The Company has provided a full  valuation  allowance on the deferred tax assets because of the uncertainty regarding its realizability.  The valuation allowance increased approximately $6,642 for the period from February 19, 2013 (inception)
through May 31, 2013.

Components of deferred tax assets are as follows:

                                                                    May 31, 2013
                                                                    ------------
Net deferred tax assets - Non-current:
  Expected income tax benefit from NOL carry-forwards                $    6,642
  Less: Valuation allowance                                              (6,642)
                                                                     ----------

   Deferred tax assets, net of valuation allowance                   $       --
                                                                     ==========

INCOME TAX PROVISION IN THE STATEMENTS OF OPERATIONS

A  reconciliation  of the Indian  statutory  income  tax rate and the  effective income tax rate as a percentage of income before income taxes is as follows:

                                                             For the Period from
                                                              February 19, 2013
                                                             (inception) through
                                                                 May 31, 2013
                                                                 ------------

Indian statutory income tax rate                                      32.45%
Change in valuation allowance on net operating
 loss carry-forwards                                                 (32.45)
                                                                   --------
   Effective income tax rate                                            0.0%
                                                                   ========

NOTE 8 - FOREIGN OPERATIONS

FOREIGN CURRENCY EXCHANGE RATE RISK

The exchange  rate between the Indian Rupee and the U.S.  dollar has  fluctuated substantially  both  historically  and in recent  years,  and could  continue to fluctuate  substantially  in the  future.  The  operations  of the  Company  are recorded in US Dollars for reporting  purposes at rates of exchange in effect at the date of the transaction published by the Reserve Bank of India.

Any significant  revaluation of Indian Rupee may materially and adversely affect the cash flows,  revenues,  earnings  and  financial  position  reported in U.S.
Dollar.

The Company had no foreign currency hedges in place for the period from February
19, 2013 (inception) through May 31, 2013 to reduce such exposure.

NOTE 9 - SUBSEQUENT EVENTS

The Company has evaluated all events that occurred  after the balance sheet date through the date when the financial  statements were issued to determine if they must be reported.  The Management of the Company  determined  that there were no reportable subsequent events to be disclosed.

                                      F-14